Subsequent Events	12 Months Ended
Mar. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events	Subsequent Events
On June 25, 2024, Takeda issued subordinated JPY Hybrid Bonds (“the 2nd Hybrid Bonds”) with an aggregate principal amount of JPY 460,000 million. The proceeds from the 2nd Hybrid Bonds offering will be used to replace the 1st Hybrid Bonds with an aggregate principal amount of JPY 500,000 million issued on June 6, 2019. The 2nd Hybrid Bonds will mature on June 25, 2084. Under the terms and conditions of the 2nd Hybrid Bonds, Takeda may make an early repayment of all of the principal of the 2nd Hybrid Bonds on each interest payment date beginning June 25, 2029. Interest is payable semi-annually at a rate per annum subject to revision. The 2nd Hybrid Bonds are unsecured, and Takeda is not subject to any financial covenants related to these bonds.